GREAT PLAINS ENERGY EEI INVESTOR PRESENTATION November 2016 OUR FUTURE FOCUS Exhibit 99.1

2016 EEI INVESTOR PRESENTATION FORWARD-LOOKING STATEMENTS 2 Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to Great Plains Energy’s proposed acquisition of Westar Energy, Inc. (Westar), the outcome of regulatory proceedings, cost estimates of capital projects, adjusted earnings guidance for 2016 and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the Companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including, but not limited to, cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; Great Plains Energy's ability to successfully manage its transmission joint venture or to integrate the transmission joint ventures of Westar; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; the ability of Great Plains Energy to obtain the regulatory approvals necessary to complete the anticipated acquisition of Westar; the risk that a condition to the closing of the anticipated acquisition of Westar or the committed debt or equity financing may not be satisfied or that the anticipated acquisition may fail to close; the failure to obtain, or to obtain on favorable terms, any financings necessary to complete or permanently finance the anticipated acquisition of Westar and the costs of such financing; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated acquisition of Westar; the costs incurred to consummate the anticipated acquisition of Westar; the possibility that the expected value creation from the anticipated acquisition of Westar will not be realized, or will not be realized within the expected time period; the credit ratings of Great Plains Energy following the anticipated acquisition of Westar; disruption from the anticipated acquisition of Westar making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the diversion of management time and attention on the proposed transactions; and other risks and uncertainties.

ADJUSTED EPS NON-GAAP FINANCIAL MEASURES 2016 EEI INVESTOR PRESENTATION 3 In addition to earnings available for common shareholders, Great Plains Energy's management uses adjusted earnings (non-GAAP) to evaluate earnings without the impact of costs to achieve the anticipated acquisition of Westar. Adjusted earnings excludes certain costs, expenses, gains and losses resulting from the anticipated acquisition. This information is intended to enhance an investor's overall understanding of results. Adjusted earnings is used internally to measure performance against budget and in reports for management and the Board of Directors. Adjusted earnings is a financial measure that is not calculated in accordance with GAAP and may not be comparable to other companies’ presentations or more useful than the GAAP information provided elsewhere. Great Plains Energy provides its earnings guidance based on a non-GAAP measure and does not provide the most directly comparable GAAP measure or a reconciliation to the most directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including certain costs, expenses, gains and losses resulting from the anticipated acquisition of Westar.

Continue to promote the economic strength of the region, improve the customer experience and grow earnings OUR STRATEGIC PRIORITIES EXECUTING OUR PLAN FOR CONTINUED GROWTH BEST-IN-CLASS OPERATIONS CUSTOMER ENGAGEMENT • Disciplined execution to deliver reliable and low cost power • Focused on earning our allowed return by actively managing regulatory lag • Proactive economic development • Transition toward sustainable energy portfolio • Responsive to changing customer expectations − Technology investments that facilitate more informed customer interaction − Expand comprehensive suite of energy-related products and services TARGETED INVESTMENTS • Balanced strategic growth initiatives through national transmission opportunities and flexibility for opportunistic growth • Acquisition of Westar expected to drive incremental investment opportunities 4 2016 EEI INVESTOR PRESENTATION SUCCESSFUL INTEGRATION OF WESTAR

COMPELLING STRATEGIC AND GEOGRAPHIC FIT

Combination of Great Plains Energy and Westar Energy creates a leading Midwest utility better positioned to serve customers, meet the region's energy needs, optimize investments and achieve improved and more stable, long-term financial returns

COMBINED SERVICE TERRITORY[1]



Great Plains Energy
Power Plants
Transmission Lines:
Projects
Operating
Electric Territory
Headquarters
Westar
Power Plants
Electric Territory
Headquarters
Shared Power Plants

FUTURE CORPORATE HEADQUARTERS

Great Plains Energy:	**Downtown, Kansas City, Missouri**
Kansas Operations:	**Downtown, Topeka, Kansas**

KEY OPERATING METRICS

	Great Plains Energy	Westar	Combined
Rate Base ($B)[2]	$6.7	$7.1	**$13.8**
Electric Customers	853,000	702,000	**1,555,000**
Generation Capacity (MW)	6,446	6,267[2]	**12,713**
Transmission Miles	3,600	6,300	**9,900**
Distribution Miles	22,500	28,800	**51,300**

Source: SNL, Great Plains Energy and Westar Investor Presentations.
1. Excludes Great Plains' power plant in the Mississippi Delta and Westar's Spring Creek Energy Center in Logan County, OK.
2. Estimated rate base based on ordered and settled rate cases.
3. Excludes 920MW of purchased power.

GREAT PLAINS ENERGY
2016 EEI INVESTOR PRESENTATION 5

WESTAR ACQUISITION REMAINS ON TRACK TO CLOSE IN SPRING 2017

Combination creates a leading Midwest utility

- Enhanced earnings stability and dividend growth profile provides opportunities for cost savings and investment optimization across combined company
- Consistent track record of operational excellence and commitment to superior customer service and reliability
- Enhanced operating platform to drive cost savings and benefits for more than 900,000 Kansas customers and 600,000 Missouri customers
- Ability to deliver more competitive rates and meet the region's energy needs
- Expected to maintain strong investment grade ratings with solid free cash flow profile to facilitate investment and debt repayment without incremental equity following the closing of the transaction

SHAREHOLDER APPROVALS		
STAKEHOLDER	VOTES	APPROVALS GRANTED
GXP and WR Shareholders	√	3Q 2016

REGULATORY APPROVALS		
STAKEHOLDER	FILED	APPROVAL ANTICIPATED
Kansas	√	2Q 2017
FERC	√	1Q 2017
NRC	√	1Q 2017
U.S. DOJ/FTC (Hart-Scott-Rodino)	√	Approved
FCC	4Q 2016	4Q 2016

WE REMAIN CONFIDENT ABOUT THE SIGNIFICANT VALUE THIS COMBINATION WILL DELIVER TO SHAREHOLDERS, CUSTOMERS AND THE COMMUNITIES WE SERVE

GREAT PLAINS ENERGY

2016 EEI INVESTOR PRESENTATION 6

BASE PLAN INCREMENTAL OPPPORTUNITIES FROM WESTAR TRANSACTION EPS GROWTH TARGET • Annualized EPS growth of 4% to 5% through 20201 • Rate base growth of 2% to 3% through 20202 • Focus on minimizing regulatory lag • Annualized EPS growth of 6% to 8% through 20201 • Rate base growth of 3% to 4% through 20202 • Focus on minimizing regulatory lag DIVIDEND GROWTH TARGET • Dividend growth of 5% to 7% through 2020 • Dividend payout ratio of 60% to 70% through 2020 • Dividend growth of 5% to 7% through 2020 • Dividend payout ratio of 60% to 70% through 2020 TOTAL RETURN • Balanced total shareholder return profile • Potential for top-quartile total shareholder return profile 7 ENHANCED SHAREHOLDER RETURN PROFILE OVER STANDALONE PLAN 2016 EEI INVESTOR PRESENTATION 1. Based on our original 2016 EPS guidance range of $1.65 - $1.80 2. Includes the impact of bonus depreciation Enhanced platform to deliver compelling shareholder returns

SIGNIFICANT OPPORTUNITIES FOR EFFICIENCIES
FROM COMPLEMENTARY OPERATIONS AND ADJACENT SERVICE TERRITORIES

Combination of Great Plains Energy and Westar Energy provides significant opportunities for increased efficiency, cost savings and investment optimization across the combined company

ESTIMATED NET EFFICIENCIES OF ~$200 MILLION IN YEAR 3 AND BEYOND



Operations
~38%
CapEx[1]
~18%
Shared Services
~12%
Supply Chain
~32%

1. Includes estimated pre-tax customer cost of capital and depreciation impacts.

GREAT PLAINS ENERGY
2016 EEI INVESTOR PRESENTATION 8

• Significant efficiencies and cost savings • Incremental investment opportunities ― Transmission ― Renewables ― Energy efficiency • Attractive, efficient financing SIGNIFICANT TARGETED EPS ACCRETION OVERVIEW OF BENEFITS GREAT PLAINS ENERGY EPS GROWTH TARGET 9 • Potential for ~$0.15 to ~$0.25 of EPS accretion by 2020 over standalone plan (with meaningful upside) MEANINGFUL ACCRETION BASED ON MIDPOINT OF OUR ORIGINAL 2016 EPS GUIDANCE RANGE OF $1.65 - $1.80 Standalone EPS Target Pro Forma EPS Target $1.65 $1.90 $1.80 $2.20 2016E 2020E ~ ~ $1.65 $2.10 $1.80 $2.45 2016E 2020E ~ ~ 2016 EEI INVESTOR PRESENTATION

TRANSACTION FACILITATES TOP TIER SHAREHOLDER RETURNS

GREAT PLAINS ENERGY VS. EEI INDEX

FULLY REGULATED MODEL DIFFERENTIATES GREAT PLAINS ENERGY FROM MANY INDUSTRY PEERS



1st QUARTILE
2nd QUARTILE
3rd QUARTILE
4th QUARTILE
Pro Forma Great Plains Energy
Standalone Great Plains Energy
EPS Growth
Dividend Yield

Source: IBES median estimates and Bloomberg market data as of 31-Oct-2016.
Note: EPS growth of peers calculated as '16-'19 EPS CAGR based on IBES consensus estimates. Where 2019 IBES estimates are not available, '16-'18 CAGR is used. Standalone Great Plains Energy TSR based on EPS guidance prior to transaction announcement. Pro Forma Great Plains Energy TSR based on current EPS guidance.
1. Dividend yield calculated as latest quarterly dividend annualized divided by current share price.

GREAT PLAINS ENERGY
2016 EEI INVESTOR PRESENTATION 10

$18.8 $11.8 $8.8 $12.1 $7.5 $8.7 $8.5 $8.1 $6.2 $4.3 $3.9 $4.2 $3.0 $28.8 $21.4 $21.4 $20.1 $14.7 $13.0 $12.8 $11.8 $9.1 $8.5 $6.2 $5.9 $4.5 Combined Company WR GXP¹ Market Cap EV TRANSFORMATION INTO A LEADING MIDWEST UTILITY SELECTED MID-CAP UTILITIES BY ENTERPRISE VALUE ($BN) Source: Company filings, investor presentations, Bloomberg market data as of 31-Oct-2016. 1. GXP market cap of $4.3bn does not include new shares issued in October 2016 equity issuance. $17.0 $13.7 $12.1 $11.8 $8.9 $7.1 $7.0 $6.6 $5.7 $4.4 $3.4 $3.3 $2.5 WR GXP SELECTED MID-CAP UTILITIES BY CUSTOMERS (MILLIONS) SELECTED MID-CAP UTILITIES BY RATE BASE ($BN) 4.4 4.0 3.5 3.3 1.6 1.4 1.2 1.1 0.9 0.9 0.8 0.7 0.1 GXP WR Combined Company Combined Company 11 2016 EEI INVESTOR PRESENTATION

PRO FORMA CREDIT METRICS SUPPORTS INVESTMENT GRADE RATINGS PROJECTED CASH FROM OPERATIONS / TOTAL DEBT 12 PROJECTED INTEREST COVERAGE RATIO 13 – 14% 14 – 15% Year 1 Year 2 Year 3 15.5 – 16.5% 4.0 – 4.5x 4.5 – 5.0x Year 1 Year 2 Year 3 4.25 – 4.75x • Significant combined company free cash flow facilitates improving credit metrics over time • Rating agencies confirmed solid investment grade ratings at transaction close1 1. GPE senior unsecured debt is currently rated BBB at S&P with a negative outlook and Baa2 at Moody's and under review for possible downgrade. We expect to maintain our investment grade ratings. 2016 EEI INVESTOR PRESENTATION

ATTRACTIVE, EFFICIENT FINANCING OF WESTAR TRANSACTION ACQUISITION FINANCING UPDATE 13 2016 EEI INVESTOR PRESENTATION Completed the equity financing required for the Westar acquisition ACQUISITION CONSIDERATION FUNDING AMOUNT FINANCING STATUS Common Equity to be Issued to Westar Shareholders $1.3B √ Mandatory Convertible Preferred to be Issued to OMERS $750M √ New Great Plains Energy equity issued in October 2016 (Common Stock and Mandatory Convertible Preferred) $2.5B √ New Great Plains Energy debt to be issued $4.4B To Be Completed Pre-Close COMMITTED TO MAINTAINING SOLID, INVESTMENT GRADE PROFILE 1. Anticipated financing plans are subject to charge based on market conditions. • Expect to finance total equity purchase price of $8.6 billion for the Westar acquisition with approximately 50% equity and 50% debt1

COMBINATION EXPANDS GEOGRAPHIC AND REGULATORY DIVERSIFICATION 1. Customer breakdown by jurisdiction based on retail sales generation for 12/31/2015. 2. KCP&L and GMO are also subject to regulation by The Federal Energy Regulatory Commission (FERC) with respect to transmission, wholesale sales and rates, and other matters. Rate base as of 12/31/2015. KCP&L and GMO have approximately $360mm of assets and FERC transmission formula rates. 3. Westar Energy generation excludes 920MW generation under PPA, includes 480MW renewables under development. Generation capacity as of 12/31/2015. Standalone Great Plains Energy Standalone Westar Energy Combined Company G eo g rap h y b y C u st o me r1 Ra te B a s e M ix b y Juri s d icti o n 2 Capacit y M ix (M W )3 MO 72% KS 28% KS 100% KS 60% MO 40% MO 67% KS 33% KS 81% FERC 19% KS 56% MO 34% FERC 10% Coal 56% Natural Gas & Oil 35% Nuclear 9% Renewable 1% Coal 52% Natural Gas & Oil 35% Nuclear 8% Renewable 5% Coal 48% Natural Gas 35% Nuclear 8% Renewable 9% 14 2016 EEI INVESTOR PRESENTATION

Solid track record of execution and constructive regulatory treatment with opportunities for improvements in regulatory framework OUR REGULATORY PRIORITIES • Approval of Westar acquisition • Committed to work toward comprehensive regulatory reform and expect to propose legislation again in 2017 in Missouri • Concluded GMO rate case; new retail rates effective December 2016 • KCP&L Missouri filed $62.9 million1 general rate case on July 1, 2016, to recover investments and to address cost of service lag • Expect to file abbreviated rate case for KCP&L Kansas by November 9, 2016 MANAGING LEGISLATIVE AND REGULATORY ENVIRONMENT 1. Does not include net fuel and purchased power of $27.2 million that absent the case would flow through a fuel recovery mechanism. Total requested increase in base rates including net fuel and purchased power is $90.1 million or 10.77%. 15 2016 EEI INVESTOR PRESENTATION

MISSOURI PUBLIC SERVICE COMMISSION (MPSC) KANSAS CORPORATION COMMISSION (KCC) Mr. Daniel Y. Hall (D) Chair (since August 2015) Term began: September 2013 Term expires: September 2019 Mr. Jay S. Emler (R) Chair (since January 2016) Term began: January 2014, reappointed May 2015 Term expires: March 2019 Mr. Stephen M. Stoll (D) Commissioner Term began: June 2012 Term expires: December 2017 Ms. Shari Feist Albrecht (I) Commissioner Term began: June 2012 Term expired: March 2016 Mr. William P. Kenney (R) Commissioner Term began: January 2013 Term expires: January 2019 Mr. Pat Apple (R) Commissioner Term began: March 2014 Term expires: March 2018 Mr. Scott T. Rupp (R) Commissioner Term began: March 2014 Term expires: March 2020 Ms. Maida J. Coleman (D) Commissioner Term began: August 2015 Term expires: August 2021 MPSC consists of five (5) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate.  Members serve six-year terms (may continue to serve after term expires until reappointed or replaced)  Governor appoints one member to serve as Chairman KCC consists of three (3) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate.  Members serve four-year terms (may continue to serve after term expires until reappointed or replaced)  Commissioners elect one member to serve as Chairman STATE COMMISSIONERS 16 2016 EEI INVESTOR PRESENTATION

ROADMAP TO CLOSE FOR ACQUISITION 1. Kansas has 300 days following filing to rule on transaction. 17 2016 EEI INVESTOR PRESENTATION 2016 2017 Q2 Q3 Q4 Q1 Q2 Acquisition Announcement Regulatory Filings (U.S. DOJ/FTC, Kansas1, NRC, FERC) Secure Appropriate State and Federal Regulatory Approvals File Proxy Statement / Hold Special Shareholder Meetings Public Equity (Common/Mandatory) Financings Public Debt Financing Receive Regulatory Approvals Target Close

RATE CASE TIMELINE

TRANSACTION EXPECTED TO MITIGATE RATE INCREASES OVER TIME



2016
2017
Q1
Q3
Q4
Q1 – Q4
GMO general rate case filing[1]
KCP&L MO general rate case filing[2]
Anticipated KCP&L KS abbreviated rate case filing
Anticipated Westar abbreviated rate case filing
Anticipated KCP&L KS, KCP&L MO, GMO and Westar rate case filings

1. *New retail rates effective December 22, 2016.*
2. *Expect new retail rates to be effective late May 2017.*

TRADITIONAL 11-MONTH RATE CASE TIMELINE IN MISSOURI AND ~8 MONTHS IN KANSAS

GREAT PLAINS ENERGY

2016 EEI INVESTOR PRESENTATION 18

19 FULL-YEAR 2016 EARNINGS OUTLOOK 2016 EEI INVESTOR PRESENTATION EARNINGS GUIDANCE • Narrowing and increasing 2016 adjusted EPS (non-GAAP) guidance range from $1.65 - $1.80 to $1.75 - $1.85 REVENUE ASSUMPTIONS • Normal weather for the remainder of 2016 • Weather-normalized demand growth - 12-months ended September 30, 2016, weather-normalized demand up 0.3%, net of an estimated 0.7% impact from energy efficiency—in line with full year estimate of flat to 0.5% • New retail rates and cost recovery mechanisms in KCP&L’s Missouri and Kansas jurisdictions effective September 29, 2015 and October 1, 2015, respectively OTHER DRIVERS • Disciplined cost and capital management • Effective tax rate of approximately 37% in 2016

TRANSOURCE ENERGY, LLC NATIONAL PLATFORM TO PURSUE COMPETITIVE TRANSMISSION OPPORTUNITIES Well-positioned to compete and deliver innovative transmission solutions 1. The venture excludes transmission projects in the Electric Reliability Council of Texas (ERCOT) and AEP’s existing transmission project joint ventures • Joint venture between Great Plains Energy (13.5%) and AEP (86.5%) structured to pursue competitive transmission projects1 • Total project portfolio approximately $600 million • Positioned for sustainable, long-term growth in competitive transmission market 20 2016 EEI INVESTOR PRESENTATION

APPENDIX 21 2016 EEI INVESTOR PRESENTATION

PRO FORMA COMBINED COMPANY CORPORATE STRUCTURE Great Plains Energy Baa2 / BBB Revolver Size: $200mm Kansas City Power & Light Baa1 / BBB+ Revolver Size: $600mm KCP&L Greater Missouri Operations Baa2 / BBB+ Revolver Size: $450mm Westar A2 / A1 Revolver Size: $1,000mm Kansas Gas & Electric A2 / A1 . 1. Westar and KGE ratings shown are senior secured ratings given term debt is all secured. 22 2016 EEI INVESTOR PRESENTATION

KEY FINANCIAL TERMS 1. Number of shares of Great Plains Energy stock to be based on an Exchange Ratio equal to the quotient obtained by dividing $9.00 by the 20-day volume-weighted average price of Great Plains stock at closing, subject to a 7.5% collar mechanism such that the minimum number of Great Plains Energy shares issued per Westar Energy share will be 0.2709 and maximum will be 0.3148, based on the May 26, 2016 closing price of $30.91. 23 • Total equity purchase price of approximately $8.6 billion −85% cash ($7.3 billion) −15% stock to Westar shareholders ($1.3 billion) • Enterprise value of approximately $12.2 billion including Westar Energy’s assumed net debt • Purchase price consists of $51.00 in cash and 0.2709 – 0.3148 of Great Plains Energy shares based on a collar mechanism • Collar mechanism that adjusts number of shares issued to provide fixed value within a 7.5% trading band for Great Plains Energy stock1 2016 EEI INVESTOR PRESENTATION

24 Lori Wright Vice President – Corporate Planning, Investor Relations and Treasurer (816) 556-2506 lori.wright@kcpl.com Calvin Girard Senior Manager, Investor Relations (816) 654-1777 calvin.girard@kcpl.com CONTACT INFORMATION NYSE: Great Plains Energy (GXP) INVESTOR RELATIONS INFORMATION 2016 EEI INVESTOR PRESENTATION